                                                                    EXHIBIT 10.1


THIS WARRANT AND ANY SECURITIES ACQUIRED UPON THE EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR FOREIGN JURISDICTION. NEITHER THIS WARRANT, SUCH SECURITIES NOR ANY INTEREST THEREIN MAY BE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT AND APPLICABLE STATE AND FOREIGN SECURITIES LAWS OR PURSUANT TO AN APPLICABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF SUCH ACT AND SUCH LAWS.

2003-001

                  ---------------------------------------------

                                PROXYMED, INC.
                          COMMON STOCK PURCHASE WARRANT

                  ---------------------------------------------

                  This certifies that, for good and valuable consideration, ProxyMed, Inc., a Florida corporation (the "Company"), grants to First Data Corporation, a Delaware corporation (the "Warrantholder"), the right to subscribe for and purchase from the Company, during the applicable Exercise Period (as hereinafter defined), up to 600,000 validly issued, fully paid and nonassessable shares, par value $0.001, of Common Stock of the Company (the "Warrant Shares"), in three (3) annual allotments of 200,000 shares (each an "Annual Allotment") at the exercise price per share of $16.50, subject to adjustment pursuant to Section 5 hereof (the "Exercise Price"), all subject to the terms, conditions and adjustments herein set forth. Capitalized terms used herein shall have the meanings ascribed to such terms in Section 9 below.

                  1. ISSUANCE OF WARRANT; VESTING; DETERMINATION OF INCLUDED REVENUE.

                           1.1 ISSUANCE OF WARRANT. This Warrant is issued
concurrently with and in consideration of the execution by First Data Resources Inc., a Delaware corporation and a wholly-owned subsidiary of the Warrantholder ("FDR"), of the Commercial Agreement.

                           1.2 VESTING. The Warrantholder's right to exercise
each Annual Allotment shall become vested and exercisable if, and only if, the following amounts of Included Revenue (as determined in accordance with Section 1.3) are achieved during the applicable Measurement Period:

          MEASUREMENT PERIOD      INCLUDED REVENUE     ANNUAL ALLOTMENT

       First Measurement Period      $10,000,000        200,000 shares

       Second Measurement Period     $20,000,000        200,000 shares

       Third Measurement Period      $30,000,000        200,000 shares

Any right of exercise that has vested pursuant to this Section 1.2, but which has not been exercised on or before the expiration of the applicable Exercise Period (as defined in Section 2.1) shall become null and void and of no further force or effect immediately at such expiration with no further action required from either party.

                           1.3 DETERMINATION OF INCLUDED REVENUE. As promptly as
practicable, and in any event not later than the fifteenth day after each Measurement Period, the Company's Chief Financial Officer ("CFO") shall deliver to the Warrantholder a certificate (the "Annual Certification") setting forth in reasonable detail the calculation of the amount of Included Revenue for the applicable Measurement Period and a certification by the CFO that such calculations are true and correct. The Annual Certification shall be conclusive evidence of such Included Revenue, unless Warrantholder in good faith objects in writing to the calculation of Included Revenue set forth in the Annual Certification no later than five (5) Business Days after its receipt. The foregoing written objection shall state with specificity any and all of the grounds on which the Warrantholder objects. The Company and the Warrantholder shall use their respective reasonable best efforts to resolve any such objections within five (5) Business Days after the receipt by the Company of Warrantholders objection. If the Company and the Warrantholder shall fail to agree on the amount of Included Revenue for a particular Measurement Period within such five (5) day period, the amount of Included Revenue for such Measurement Period shall be determined by a certified public accountant ("CPA") independent of the Company and the Warrantholder, chosen by the Board of Directors and reasonably acceptable to the Warrantholder. The amount of Included Revenue determined by the CPA shall be final and binding on each of the Company and the Warrantholder. The cost of the CPA's certification shall be borne by the Warrantholder unless the Included Revenue certified by the Company's CFO is understated by more than five (5) percent, as compared to the Included Revenue certified by the CPA, in which case the Company shall bear or reimburse the Warrantholder for the cost of the CPA's certification of Included Revenue. The Company and the Warrantholder shall cooperate to promptly provide the CPA with such information as the CPA may reasonably request, and shall use their best efforts to cause the CPA to complete its certification of Included Revenue within twenty (20) days after engagement of the CPA.

                           1.4 TERM OF WARRANT. The term of this Warrant shall
commence on the date on which it is executed by the parties and shall expire on the day after the last day of the Exercise Period following the Third Measurement Period. The term of this Warrant shall not renew under any circumstances.

                  2. EXERCISE OF WARRANT; PAYMENT OF TAXES.

                           2.1 EXERCISE OF WARRANT. Subject to the terms and
conditions set forth herein, provided Warrantholder's right to exercise has vested pursuant to Section 1.2 of this Warrant, each Annual Allotment may be exercised by the Warrantholder during the period commencing upon receipt of each Annual Certification and ending on the later of (X) the sixtieth day following the end of the preceding Measurement Period or (Y) if the CPA is engaged pursuant to Section 1.3, the tenth day following the certification of the Included Revenue by the CPA (the "Exercise Period"), provided that FDR is not then in material breach of the Commercial Agreement, and further provided that such exercise would not constitute a Prohibited Exercise, in which case the Exercise Period shall be extended until the fifth Business Day following the first date upon which such exercise would not constitute a Prohibited Exercise, by:

                                    (a) the delivery to the Company of a duly
executed Exercise Form, and

                                    (b) the delivery of payment to the Company,
for the account of the Company, by wire transfer or any other means approved by the Company, of the aggregate Exercise Price for exercise in lawful money of the United States of America.

The Company agrees that the Warrant Shares shall be deemed to be issued to the Warrantholder as the record holder of such Warrant Shares as of the close of business on the date on which payment is made for the Warrant Shares as aforesaid. For the avoidance of doubt, cashless exercises of the Warrant shall not be permitted. Warrantholder shall also surrender this Warrant to the Company upon the earlier of Warrantholder's permitted exercise in full of the third Annual Allotment or the termination of this Warrant as per Section 1.4.

                           2.2 WARRANT SHARE CERTIFICATES. A stock certificate
or certificates for the Warrant Shares specified in each Exercise Form shall be delivered to the Warrantholder within five (5) Business Days after receipt of both the Exercise Form by the Company and the payment by the Warrantholder of the aggregate Exercise Price.

                           2.3 PAYMENT OF TAXES. The Company will pay all
documentary stamp or other issuance taxes, if any, attributable to the issuance of Warrant Shares upon the exercise of this Warrant; PROVIDED, HOWEVER, that the Company shall not be required to pay any tax or taxes which may be payable in respect of any transfer involved in the issue or delivery of any Warrants or Warrant certificates or Warrant Shares in a name other than that of the then Warrantholder as reflected upon the books of the Company.

                  3. RESTRICTIVE LEGEND. Except as otherwise permitted by this
Section 3, each Warrant (and each Warrant issued in substitution for any Warrant pursuant to Section 6) shall be stamped or otherwise imprinted with a legend in substantially the form as set forth on the cover of this Warrant. Notwithstanding the foregoing, the Warrantholder may require the Company to issue a Warrant or a certificate for Warrant Shares, in each case without a legend, if either (i) such Warrant or such Warrant Shares, as the case may be, have been registered for resale under the Securities Act, (ii) the Warrantholder has delivered to the Company an opinion of legal counsel (from a firm reasonably satisfactory to the Company) which opinion shall be addressed to the Company and be reasonably satisfactory in form and substance to the Company's counsel, to the effect that such registration is not required with respect to such Warrant or such Warrant Shares, as the case may be or (iii) such Warrant or Warrant Shares may be sold in accordance with Rule 144 of the Securities Act (or any successor provision then in effect) under the Securities Act.

                  4. RESERVATION AND REGISTRATION OF SHARES. The Company covenants and agrees as follows:

                                    (a) All Warrant Shares that are issued upon
the exercise of this Warrant shall, upon issuance, be validly issued, fully-paid and nonassessable, and not subject to any preemptive rights, and be free from all taxes, liens, security interests, charges, and other encumbrances with respect to the issuance thereof, other than taxes in respect of any transfer occurring contemporaneously with such issue.

                                    (b) The Company shall at all times have
authorized and reserved, and shall keep available and free from preemptive rights, a sufficient number of shares of Common Stock to provide for the exercise of the rights represented by this Warrant.

                                    (c) The Company shall not, by amendment of
its Articles of Incorporation or through any reorganization, transfer of assets, spin-off, consolidation, merger, dissolution, issue or sale of securities or any other action or inaction, seek to avoid the observance or performance of any of the terms of this Warrant, and shall at all times in good faith assist in performing and giving effect to the terms hereof.

                  5. ANTI-DILUTION ADJUSTMENTS. The Exercise Price and the number of Warrant Shares to be received upon exercise of this Warrant shall be subject to adjustment as follows:

                           5.1 DIVIDEND, SUBDIVISION, COMBINATION OR
RECLASSIFICATION OF COMMON STOCK. In the event that the Company shall at any time or from time to time, after the issuance of this Warrant but prior to the full exercise of all Annual Allotments, (w) make a dividend or distribution on the outstanding shares of Common Stock payable in Capital Stock, (x) subdivide the outstanding shares of Common Stock into a larger number of shares, (y) combine the outstanding shares of Common Stock into a smaller number of shares or (z) issue any shares of its Capital Stock in a reclassification of the Common Stock (other than any such event for which an adjustment is made pursuant to another clause of this Section 5), then, and in each such case, (A) the aggregate number of Warrant Shares for which this Warrant is exercisable (the "Warrant Share Number") immediately prior to such event shall be adjusted (and any other appropriate actions shall be taken by the Company) so that the Warrantholder shall be entitled to receive upon exercise of this Warrant the number of shares of Common Stock or other securities of the Company that it would have owned or would have been entitled to receive upon or by reason of any of the events described above, had this Warrant been exercised immediately prior to the occurrence of such event and (B) the Exercise Price payable upon the exercise of this Warrant shall be adjusted by multiplying such Exercise Price immediately prior to such adjustment by a fraction, the numerator of which shall be the number of Warrant Shares issuable upon the exercise of this Warrant immediately prior to such adjustment, and the denominator of which shall be the number of Warrant Shares issuable immediately thereafter. An adjustment made pursuant to this Section 5.1 shall become effective retroactively (x) in the case of any such dividend or distribution, to a date immediately following the close of business on the record date for the determination of holders of shares of Common Stock entitled to receive such dividend or distribution or (y) in the case of any such subdivision, combination or reclassification, to the close of business on the day upon which such corporate action becomes effective.

                           5.2 CERTAIN DISTRIBUTIONS. In case the Company shall
at any time or from time to time, after the issuance of this Warrant but prior to the full exercise of all Annual

Allotments, distribute to all holders of shares of Common Stock (including any such distribution made in connection with a merger or consolidation in which the Company is the resulting or surviving Person and shares of Common Stock are not changed or exchanged) cash, evidences of indebtedness of the Company or another issuer, securities of the Company or another issuer or other assets (excluding dividends or distributions payable in shares of Common Stock for which adjustment is made under Section 5.1) or rights or warrants to subscribe for or purchase any of the foregoing, THEN, and in each such case, (A) the Exercise Price then in effect shall be adjusted (and any other appropriate actions shall be taken by the Company) by multiplying the Exercise Price in effect prior to the date of distribution by a fraction (i) the numerator of which shall be such Current Market Price of Common Stock immediately prior to the date of distribution less the then fair market value (as determined by the Board of Directors in the exercise of their fiduciary duties) of the portion of the cash, evidences of indebtedness, securities or other assets so distributed or of such rights or warrants applicable to one share of Common Stock and (ii) the denominator of which shall be the Current Market Price of the Common Stock immediately prior to the date of distribution (but such fraction shall not be greater than one) and (B) the Warrant Share Number shall be increased by being multiplied by a fraction (i) the numerator of which shall be the Current Market Price of one share of Common Stock immediately prior to the record date for the distribution of such cash, evidences of indebtedness, securities, other assets or rights or warrants and (ii) the denominator of which shall be the Current Market Price of one share of Common Stock immediately prior to such record date less the fair market value (as determined by the Board of Directors in the exercise of their fiduciary duties) of the portion of such cash, evidences of indebtedness, securities, other assets or rights or warrants so distributed. Such adjustment shall be made whenever any such distribution is made and shall become effective retroactively to a date immediately following the close of business on the record date for the determination of stockholders entitled to receive such distribution.

                           5.3 OTHER CHANGES. In case the Company at any time or
from time to time, after the issuance of this Warrant but prior to the full exercise of all Annual Allotments, shall take any action affecting its Common Stock similar to or having an effect similar to any of the actions described in any of Sections 5.1, 5.2 or 5.7 (but not including any action described in any such Section) and the Board of Directors in good faith determines that it would be equitable in the circumstances to adjust the Exercise Price and Warrant Share Number as a result of such action, then, and in each such case, the Exercise Price and Warrant Share Number shall be adjusted in such manner and at such time as the Board of Directors in good faith determines would be equitable in the circumstances (such determination to be evidenced in a resolution, a certified copy of which shall be mailed to the Warrantholder).

                           5.4 NO ADJUSTMENT; PAR VALUE MINIMUM. Notwithstanding
anything herein to the contrary, no adjustment under this Section 5 need be made to the Exercise Price or Warrant Share Number if the company receives written notice from the Warrantholder that no such adjustment is required. Notwithstanding any other provision of this Warrant, the Exercise Price shall not be adjusted below the par value of a share of Common Stock.

                           5.5 ABANDONMENT. If the Company shall take a record
of the holders of shares of its Common Stock for the purpose of entitling them to receive a dividend or other distribution, and shall thereafter and before the distribution to stockholders thereof legally abandon its plan to pay or deliver such dividend or distribution, then no adjustment in the Exercise Price or Warrant Share Number shall be required by reason of the taking of such record.

                           5.6 CERTIFICATE AS TO ADJUSTMENTS. Upon any
adjustment in the Exercise Price or Warrant Share Number, the Company shall within a reasonable period (not to exceed ten (10) days) following any of the foregoing transactions deliver to the Warrantholder a certificate, signed by (i) the Chief Executive Officer of the Company and (ii) the Chief Financial Officer of the Company, setting forth in reasonable detail the event requiring the adjustment and the method by which such adjustment was calculated and specifying the adjusted Exercise Price and Warrant Share Number then in effect following such adjustment.

                           5.7 SPIN-OFF; REORGANIZATION, RECLASSIFICATION,
MERGER OR SALE TRANSACTION.

                                    (a) In case of any spin-off by the Company
of another Person (the "Spin-off Entity") at any time after the issuance of this Warrant but prior to the exercise hereof, the Company shall issue to the Warrantholder a new warrant, in form and substance satisfactory to the Company and the Warrantholder, entitling the Warrantholder to purchase, at the exercise price equal to the excess of the Exercise Price in effect immediately prior to such spin-off over the adjusted Exercise Price pursuant to Section 5.2, the number of shares of common stock or other proprietary interest in the Spin-off Entity that the Warrantholder would have owned had the Warrantholder, immediately prior to such spin-off, fully exercised any unexpired Annual Allotment under this Warrant.

                                    (b) In case of any capital reorganization,
reclassification, Sale Transaction, merger or consolidation (other than a Sale Transaction or a merger or consolidation of the Company in which the Company is the surviving corporation) of the Company or other change of outstanding shares of Common Stock (other than a change in par value, or from par value to no par value, or from no par value to par value) (each, a "Transaction") at any time after the issuance of this Warrant but prior to the exercise hereof, the Company shall execute and deliver to the Warrantholder at least twenty (20) Business Days prior to effecting such Transaction a certificate stating that, notwithstanding the vesting requirements of Section 1.3, each unexpired Annual Allotment shall be deemed to be vested and exercisable and the Warrantholder shall have the right thereafter to exercise this Warrant for the kind and amount of shares of stock or other securities, property or cash receivable upon such Transaction by a holder of the number of shares of Common Stock into which this Warrant could have been exercised immediately prior to such Transaction, and provision shall be made therefor in the agreement, if any, relating to such Transaction. Notwithstanding the immediately preceding sentence, if FDR elects pursuant to the terms of the Commercial Agreement to terminate the Commercial Agreement as a result of any Transaction, this Warrant and all rights to acquire the unvested Annual Allotments shall terminate effective upon consummation of such Transaction. Such certificate shall provide for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for in this Section 5. The provisions of this Section 5.7 and any equivalent thereof in any such certificate similarly shall apply to successive transactions.

                           5.8 NOTICES. In case at any time or from time to
time:

                                    (a) the Company shall declare a dividend (or
any other distribution) on its shares of Common Stock;

                                    (b) the Company shall authorize the granting
to the holders of shares of its Common Stock rights or warrants to subscribe for or purchase any shares of Capital Stock or any other rights or warrants;

                                    (c) there shall occur a spin-off or
Transaction; or

                                    (d) the Company shall take any other action
that would require a vote of the Company's stockholders;

then the Company shall mail to the Warrantholder, as promptly as possible but in any event at least ten (10) days prior to the applicable date hereinafter specified, a notice stating (A) the date on which a record is to be taken for the purpose of such dividend, distribution or granting of rights or warrants or, if a record is not to be taken, the date as of which the holders of Common Stock of record to be entitled to such dividend, distribution or granting of rights or warrants are to be determined, or (B) the date on which such spin-off or Transaction is expected to become effective and the date as of which it is expected that holders of Common Stock of record shall be entitled to exchange their Common Stock for shares of stock or other securities or property or cash deliverable upon such spin-off or Transaction. Notwithstanding the foregoing, in the case of any event to which Section 5.7 is applicable, the Company shall also deliver the certificate described in such Section 5.7 to the Warrantholder at least twenty (20) Business Days prior to effecting such reorganization or reclassification as aforesaid.

                  6. LOSS OR DESTRUCTION OF WARRANT. Subject to the terms and conditions hereof, upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant and, in the case of loss, theft or destruction, of such bond or indemnification as the Company may reasonably require, and, in the case of such mutilation, upon surrender and cancellation of this Warrant, the Company will execute and deliver a new Warrant of like tenor.

                  7. OWNERSHIP OF WARRANT. The Company may deem and treat the person in whose name this Warrant is registered as the holder and owner hereof (notwithstanding any notations of ownership or writing hereon made by anyone other than the Company) for all purposes and shall not be affected by any notice to the contrary, until presentation of this Warrant for registration of transfer.

                  8. AMENDMENTS. Any provision of this Warrant may be amended and the observance thereof waived only with the written consent of the Company and the Warrantholder.

                  9. DEFINITIONS. As used herein, unless the context otherwise requires, the following terms have the following respective meanings:

                  "AFFILIATE" shall mean any Person who is an "affiliate" as defined in Rule 12b-2 of the General Rules and Regulations under the Securities Exchange Act. of 1934, as amended, and the rules and regulations of the Securities and Exchange Commission thereunder.

                  "BOARD OF DIRECTORS" means the Board of Directors of the Company.

                  "BUSINESS DAY" means any day other than a Saturday, Sunday or other day on which commercial banks in the State of New York are authorized or required by law or executive order to close.

                  "CAPITAL STOCK" means, with respect to any Person, any and all shares, interests, participations, rights in, or other equivalents (however designated and whether voting or non-voting) of such Person's capital stock and any and all rights, warrants or options exchangeable for or convertible into such capital stock (but excluding any debt security whether or not it is exchangeable for or convertible into such capital stock).

                  "COMMERCIAL AGREEMENT" means Master Joint Marketing Agreement dated of even date herewith between the Company and First Data Resources Inc., as such agreement may be amended, modified or supplemented from time to time.

                  "COMMON STOCK" means the Common Stock, par value $0.001 per share, of the Company.

                  "COMMON STOCK EQUIVALENT" means any security or obligation which is by its terms convertible into or exercisable into shares of Common Stock, including, without limitation, any option, warrant or other subscription or purchase right with respect to Common Stock.

                  "COMPANY" has the meaning set forth in the first paragraph of this Warrant.

                  "CURRENT MARKET PRICE" means, as of the date of determination,
(a) the average of the daily Market Price under clause (a), (b) or (c) of the definition thereof of the Common Stock during the immediately preceding five (5) trading days ending on such date, and (b) if the Common Stock is not then listed or admitted to trading on any national securities exchange or quoted in the over-the-counter market, then the Market Price under clause (d) of the definition thereof on such date.

                   "EXERCISE FORM" means an Exercise Form in the form annexed hereto as EXHIBIT A.

                  "EXERCISE PERIOD" has the meaning set forth in Section 2.1 of this Warrant.

                  "EXERCISE PRICE" has the meaning set forth in the first paragraph of this Warrant.

                  "GOVERNMENTAL AUTHORITY" means the government of any nation, state, city, locality or other political subdivision thereof, any entity, including, without limitation, the Nasdaq Stock Market, Inc. and its regulatory arm, the National Association of Securities Dealers, Inc., exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government, and any corporation or other entity owned or controlled, through stock or capital ownership or otherwise, by any of the foregoing.

                  "INCLUDED REVENUE" means the combined gross revenue (excluding revenue related to postage or any other similar costs that are pass-throughs) of the Company and its subsidiaries (as determined under generally accepted accounting principles consistently applied) derived from services provided by the Company to its customers as a result of the Commercial Agreement during the applicable Measurement Period, without any reduction in such gross revenue for rebates or other revenue sharing payments paid or payable to the Warrantholder or any of its Affiliates or to any third party. For the avoidance of doubt, Included Revenue in a given Measurement Period shall be calculated on a non-cumulative basis and shall not include any revenue recognized in any other Measurement Period.

                  "MARKET PRICE" means, as of the date of determination, (a) if the Common Stock is listed on a national securities exchange, the closing price per share of Common Stock on such date published in THE WALL STREET JOURNAL (NATIONAL EDITION) or, if no such closing price on such date is published in THE WALL STREET JOURNAL (NATIONAL EDITION), the average of the closing bid and asked prices on such date, as officially reported on the principal national securities exchange on which the Common Stock is then listed or admitted to trading; or (b) if the Common Stock is not then listed or admitted to trading on any national securities exchange but is designated as a national market system security by the National Association of Securities Dealers, Inc., the last trading price of the Common Stock on such date; or (c) if there shall have been no trading on such date or if the Common Stock is not designated as a national market system security by the National Association or Securities Dealers, Inc., the average of the reported closing bid and asked prices of the Common Stock on such date as shown by the National Market System of the National Association of Securities Dealers, Inc. Automated Quotations System and reported by any member firm of the New York Stock Exchange selected by the Company; or (d) if none of (a), (b) or
(c) is applicable, a market price per share determined mutually by the Board of Directors and the Warrantholder or, if the Board of Directors and the Warrantholder shall fail to agree, at the Company's expense by an appraiser chosen by the Board of Directors and reasonably acceptable to the Warrantholder. Any determination of the Market Price by an appraiser shall be based on a valuation of the Company as an entirety without regard to any discount for minority interests or disparate voting rights among classes of capital stock.

                  "MEASUREMENT PERIOD" means the following measurement periods for measuring Included Revenue: the "First Measurement Period" shall be the period commencing July 7, 2003 and ending December 31, 2004, inclusive; the "Second Measurement Period" shall be the period commencing January 1, 2005 and ending December 31, 2005, inclusive; and the "Third Measurement Period" shall be the period commencing January 1, 2006 and ending December 31, 2006, inclusive. For the avoidance of doubt, each Measurement Period is intended to establish the beginning and ending date for the measurement of Included Revenue, and no excess Included Revenue from one Measurement Period shall be included in the calculation of Included Revenue for any other Measurement Period.

                  "PERSON" means any individual, firm, corporation, partnership, limited liability company, trust, incorporated or unincorporated association, joint venture, joint stock company, governmental body or other entity of any kind.

                  "PROHIBITED EXERCISE" means any exercise of this Warrant which would result in the Warrantholder violating any Requirement of Law, any rule or regulation of any Governmental Authority, or the Company's Insider Trading Policy, as modified in good faith by the Company and communicated to the Warrantholder from time to time.

                  "REQUIREMENT OF LAW" means, as to any Person, any law, environmental law, statute, treaty, rule, regulation, right, privilege, qualification, license or franchise or determination of an arbitrator or a court or other Governmental Authority or stock exchange, in each case applicable or binding upon such Person or any of its property or to which such Person or any of its property is subject or pertaining to any or all of the transactions contemplated or referred to herein.

                   "SALE TRANSACTION" shall mean (a) (i) the merger or consolidation of the Company into or with one or more Persons, (ii) the merger or consolidation of one or more Persons into or with the Company or (iii) a tender offer or other business combination if, in the case of (i), (ii) or
(iii), the stockholders of the Company prior to such merger or consolidation do not retain at least a majority of the voting power of the surviving Person or
(b) the voluntary sale, conveyance, exchange or transfer to another Person of
(i) the voting Capital Stock of the Company if, after such sale, conveyance, exchange or transfer, the stockholders of the Company prior to such sale, conveyance, exchange or transfer do not retain at least a majority of the voting power of the Company or (ii) all or substantially all of the assets of the Company.

                  "SECURITIES ACT" means the Securities Act of 1933, as amended, and the rules and regulations of the Securities and Exchange Commission thereunder.

                  "SPIN-OFF ENTITY" has the meaning set forth in Section 5.7 of this Warrant.

                  "TRANSACTION" has the meaning set forth in Section 5.7 of this Warrant.

                  "WARRANT SHARE NUMBER" has the meaning set forth in Section
5.1 of this Warrant.

                  "WARRANT SHARES" has the meaning set forth in the first paragraph of this Warrant.

                  "WARRANTHOLDER" has the meaning set forth in the first paragraph of this Warrant.

                  10. MISCELLANEOUS.

                           10.1 ENTIRE AGREEMENT. This Warrant constitutes the
entire agreement between the Company and the Warrantholder with respect to the Warrant and supersedes all prior agreements and understanding with respects to the subject matter of this Warrant.

                           10.2 BINDING EFFECT; BENEFITS. This Warrant shall
inure to the benefit of and shall be binding upon the Company and the Warrantholder and their respective permitted successors and assigns. Nothing in this Warrant, expressed or implied, is intended to or shall confer on any person other than the Company and the Warrantholder, or their respective permitted successors or assigns, any rights, remedies, obligations or liabilities under or by reason of this Warrant.

                           10.3 HEADINGS. The headings in this Warrant are for
convenience of reference only and shall not limit or otherwise affect the meaning of this Warrant.

                           10.4 NOTICES. All notices, demands and other
communications provided for or permitted hereunder shall be made in writing and shall be by registered or certified first-class mail, return receipt requested, telecopier, courier service or personal delivery:

                           (a)      if to the Company:
                                    ProxyMed, Inc.
                                    2555 Davie Rd., Suite 110
                                    Fort Lauderdale, FL  33317
                                    Telecopy:  (954) 473-2341
                                    Attention:  Michael K. Hoover, Chief
                                                Executive Officer
                                                Rafael G. Rodriguez,
                                                Senior Corporate Counsel


                                    with a copy to:

                                    Holland & Knight LLP
                                    701 Brickell Avenue, Suite 3000
                                    Miami, FL  33131
                                    Telecopy:  (305) 789-7799
                                    Attention:  Steven Sonberg, Esq.

                           (b)      if to the Warrantholder:

                                    First Data Corporation
                                    6200 South Quebec Street, Suite 330
                                    Greenwood Village, CO  80111
                                    Telecopy:  (303) 967-6621
                                    Attention:  Beverly Kennedy

                                    with a copy to:

                                    First Data Corporation
                                    10825 Old Mill Road, Suite M-10
                                    Omaha, NE 68154
                                    Telecopy:  (402) 222-5256
                                    Attention:  General Counsel


All such notices, demands and other communications shall be deemed to have been duly given when delivered by hand, if personally delivered; when delivered by courier, if delivered by commercial courier service; five (5) Business Days after being deposited in the mail, postage prepaid, if mailed; and when receipt is mechanically acknowledged, if telecopied. Any party may by notice given in accordance with this Section 10.4 designate another address or Person for receipt of notices hereunder.

                           10.5 SEVERABILITY. Any term or provision of this
Warrant which is invalid or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the terms and provisions of this Warrant or affecting the validity or enforceability of any of the terms or provisions of this Warrant in any other jurisdiction.

                           10.6 GOVERNING LAW. THIS WARRANT SHALL BE GOVERNED BY
AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF FLORIDA WITHOUT REGARD TO THE CONFLICTS OF LAW PRINCIPLES THEREOF.

                           10.7 NO RIGHTS OR LIABILITIES AS STOCKHOLDERS.
Nothing contained in this Warrant shall be determined as conferring upon the Warrantholder any rights as a stockholder of the Company or as imposing any liabilities on the Warrantholder to purchase any securities whether such liabilities are asserted by the Company or by creditors or stockholders of the Company or otherwise.

                [Remainder of this page intentionally left blank]

                  IN WITNESS WHEREOF, the Company has caused this Warrant to be signed by its duly authorized officer.


                                      PROXYMED, INC.


                                      By:  /s/ Michael K. Hoover
                                          --------------------------------------
                                          Name: Michael K. Hoover
                                          Title: Chairman & Chief Executive
                                                 Officer


Dated:  July 3, 2003

                                    EXHIBIT A

                                  EXERCISE FORM

                 (To be executed upon exercise of this Warrant)


                  The undersigned hereby irrevocably elects to exercise the right, represented by this Warrant, to purchase [________] shares of Common Stock and herewith tenders payment for such shares to the order of the Company in the amount of $[______] in accordance with the terms of this Warrant. The undersigned requests that a certificate for such Warrant Shares be registered in the name of the undersigned and that such certificates be delivered to the undersigned's address below.

                  The undersigned represents that it is acquiring such shares for its own account for investment and not with a view to or for sale in connection with any distribution thereof (subject, however, to any requirement of law that the disposition thereof shall at all times be within its control).

Dated:

                                                  -----------------------------
                                                  Signature


                                                  -----------------------------
                                                  (Print Name)


                                                  -----------------------------
                                                  (Street Address)


                                                  -----------------------------
                                                  (City)   (State)   (Zip Code)